UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported): August 9, 2021

3D SYSTEMS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-34220		95-4431352
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

333 Three D Systems Circle	Rock Hill	South Carolina	29730
(Address of Principal Executive Offices)			(Zip Code)
Registrant's telephone number, including area code: (803) 326-3900

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 per share	DDD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02. Results of Operations and Financial Condition.

On August 9, 2021, 3D Systems Corporation (the “Company”) issued a press release setting forth certain unaudited financial results for its second quarter and six months ended June 30, 2021 (the “Press Release”). A copy of the Press Release is furnished herewith as Exhibit 99.1 and is incorporated into this Item 2.02 by reference. The information in this Item 2.02 (and in the Press Release) shall not be deemed “filed” with the SEC for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”).

Item 7.01. Regulation FD Disclosure.

Included in the Press Release is an announcement that the Company plans to hold a conference call and webcast at 8:30 a.m., Eastern Time, on Tuesday, August 10, 2021, to discuss its second quarter and six months ended June 30, 2021 financial results and other matters relating to the Company’s plans and operations. A copy of the Press Release, which contains additional information regarding how to access the conference call and webcast and how to listen to a recorded playback of the call after it is completed, is furnished herewith as Exhibit 99.1 and incorporated by reference herein. The slides to be presented on the webcast are furnished herewith as Exhibit 99.2 and incorporated into this Item 7.01 by reference.

The information in this Item 7.01 (and in the Press Release) shall not be deemed “filed” with the SEC for purposes of the Exchange Act, nor incorporated by reference in any registration statement filed by the Company under the Securities Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release issued by 3D Systems Corporation, dated August 9, 2021.
99.2	Investor information to be presented by 3D Systems Corporation on August 10, 2021.
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3D SYSTEMS CORPORATION

Date: August 10, 2021	/s/ Jagtar Narula
(Signature)
Name: Jagtar Narula
Title: Executive Vice President, and Chief Finance Officer